SUPPLEMENT TO THE PROSPECTUS
OF MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
                     Dated February 22, 1999


      On July 29, 1999, the Board of Trustees of Morgan Stanley Dean Witter Precious Metals and Minerals Trust (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Dean Witter Natural Resource Development Securities Inc. ("Natural Resource"), pursuant to which substantially all of the assets of the Fund would be combined with those of Natural Resource and shareholders of the Fund would become shareholders of Natural Resource receiving shares of Natural Resource equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of Natural Resource that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on December 21, 1999. A proxy statement formally detailing the proposal, the reasons for the Trustees' action and information concerning Natural Resource will be distributed to shareholders of the Fund.



July 29, 1999